SECURITIES PURCHASE AGREEMENT

     This SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of January 20, 2004 is made by and among NanoPierce Technologies, Inc., a Nevada corporation, with headquarters located at 370 17th Street, Suite 3640, Denver, CO 80202 (the "Company"), and the investors named on the signature page hereto, together with their permitted transferees (singly the "Investor" cumulatively the "Investors").

                                    RECITALS:

     A. The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended, (the "Securities
Act).

     B. The Investors desire, upon the terms and conditions stated in this Agreement, to purchase, for an aggregate purchase price of a minimum of $1,250,000 and a maximum of $2,000,000, shares of Common Stock and Warrants, as that term is defined below, of the Company (the "Offering").

     C. The capitalized terms used herein and not otherwise defined have the meanings given them in Article VII hereof.

     In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

                                    ARTICLE I
                         PURCHASE AND SALE OF SECURITIES

     1.1     Purchase  and  Sale of Securities.  At the Closing the Company will
             ---------------------------------
issue and sell to the Investor the securities from the Company. The purchase price per unit (the "Securities") shall be $.10. For each share of Common
Stock purchased by an Investor, such Investor shall receive warrants, substantially in the form attached hereto as Exhibit C1 and C2 to purchase one share of Common Stock at an exercise price of $.10 and two (2) shares of Common Stock at an exercise price equal to $0.25. Collectively, the $.10 warrant and the $.25 warrant are referred to as the "Warrants". The Warrants if not exercised sooner will expire on January 20, 2009. The Shares and the warrants are herein referred to as a unit (singly a "Unit" cumulatively the "Units").

     1.2     Payment.  At  the  Closing,  the  Investor  will  pay the aggregate
             -------
Purchase Price set forth beneath its name on the signature page hereof by wire transfer of immediately available funds to Wachovia Bank, National Association in accordance with the wire instructions set forth on Exhibit A hereto. Wachovia Bank, National Association shall act as escrow agent. The Company will deliver certificates representing the Securities against delivery of the aggregate Purchase Price as described above.

     1.3     Closing  Date.  The  Closing  will  take place on such date or time
             -------------
     agreed upon by the parties to this Agreement (the "Closing Date").

                                   ARTICLE II
                    INVESTOR'S REPRESENTATIONS AND WARRANTIES

     The Investor represents and warrants to the Company with respect to itself and its purchase hereunder that:

     2.1     Investment  Purpose.  The Investor is purchasing the Securities for
             -------------------
its own account and not with a present view toward the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act; provided, however, that by making the representation herein, the Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.
     The Investor is limited in the amount of shares it may own. In no event shall the Investor be entitled to purchase that number of shares of Common Stock which would be in excess of that amount for which the number of shares of Common Stock beneficially owned (as such term is defined under Section 13(d) and Rule 13d-3 of the Securities Exchange Act of 1934 (the 1934 Act")) by the Investor would result in beneficial ownership, at any one point in time, by the Investor of more than 9.99% of the outstanding shares of Common Stock of the Company, as determined in accordance with Rule13d-1(j). Nothing stated herein shall restrict the Investor from beneficially owning in the aggregate more than 9.99% of the outstanding shares of Common Stock of the Company, as long as the 9.99% is not owned by such Investor at any one point in time.

     2.2     Accredited  Investor  Status.  The  Investor  is  an  "accredited
             ----------------------------
investor" as defined in Section 2(a)(15) of the Securities Act and Rule 215 promulgated under the Securities Act. The Investor has delivered an Investor Questionnaire in the form of Exhibit B to the Company. The Investor hereby represents that, either by reason of the Investor's business or financial experience or the business or financial experience of the Investor's advisors, if any, the Investor has the capacity to protect the Investor's own interests in connection with the transaction contemplated hereby.

     2.3     Reliance  on  Exemptions.  The  Investor  understands  that  the
             ------------------------
Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

     2.4     Information.  The  Investor  and  its advisors, if any, have either
             -----------
had access through the Electronic Data Gathering, Analysis, and Retrieval System ("EDGAR") or have been furnished with all materials relating to the business, finances and operations of the Company, and materials relating to the offer and sale of the Securities, that have been requested by the Investor or its advisors, if any, including, without limitation the Company's Current Reports on Form 8-K filed December 15, 2003, (the "8-K"), the Company's Quarterly Report on Form 10-QSB for the Quarter ended September 30, 2003, (the "10-Q"), and the Company's Annual Report on Form 10-KSB for the year ended June 30, 2003 (the "10-K" and collectively with the 8-K and the 10Q, the "SEC Documents"). The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigation conducted by Investor or any of its advisors or representatives modify, amend or affect the Investor's right to rely on the Company's representations, warranties and covenants contained in Article III below.

     2.5     Acknowledgement  of  Risk.     The  Investor  acknowledges  and
             -------------------------
understands that its investment in the Securities involves a significant degree of risk, including, without limitation, (i) the Company remains a development stage business with limited operating history and requires substantial funds in addition to the proceeds from the sale of Securities; (ii) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (iii) the Investor may not be able to liquidate its investment; (iv) transferability of the Securities is extremely limited; (v) in the event of a disposition of the Securities, the Investor could sustain the loss of its entire investment and (vi) the Company has not paid any dividends on its Common Stock since inception and does not anticipate the payment of dividends in the foreseeable future. Such risks are more fully set forth in the SEC Documents.

     2.6     Governmental  Review.  The  Investor  understands  that  no  United
             --------------------
States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities or an investment therein.

     2.7     Transfer  or  Resale.  The  Investor  understands  that:
             --------------------

          (a) except as otherwise provided in Article V, the Securities have not been and are not being registered under the Securities Act or any applicable state securities laws and, consequently, the Investor may have to bear the risk of owning the Securities for an indefinite period of time because the Securities may not be transferred unless (i) the resale of the Securities is registered pursuant to an effective registration statement under the Securities Act; (ii) the Investor has delivered to the Company an opinion of counsel (in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (iii) the Securities are sold or transferred pursuant to Rule 144;

          (b) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and

          (c) except as set forth in Article V, neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.


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
     2.8     Legends.  The  Investor  understands  the certificates representing
             -------
the Securities will bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY
STATE OF THE UNITED STATES. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE
SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

     2.9     Authorization;  Enforcement.  This  Agreement  has  been  duly  and
             ---------------------------
validly authorized, executed and delivered on behalf of the Investor and represents the valid and binding obligations of the Investor enforceable in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity.

     2.10     Residency.  The  Investor  is  a  resident of the jurisdiction set
              ---------
forth immediately below such Investor's name on the signature pages hereto.

     2.11     Acknowledgements  Regarding  Placement  Agent.  The  Investor
              ---------------------------------------------
acknowledges that Charleston Capital Corporation is acting as placement agent (the "Placement Agent") for the Securities being offered hereby and will be compensated by the Company for acting in such capacity. The fee shall consist of a cash payment equal to three percent (3%) of the gross amount of such investment on the Closing Date and three percent (3%) of the gross amount paid to the Company by the Investors for the exercise of the $.10 Warrants. Charleston Capital Corporation shall also receive upon the Closing Date a Warrant to purchase Common Stock of the Company for that number of shares of Common Stock equal to three percent (3%) of the number of shares of Common Stock purchased by the Investors on the Closing Date. Charleston Capital Corporation shall also receive subsequent to the Closing Date a Warrant to purchase Common Stock of the Company for that number of shares of Common Stock equal to three percent (3%) of the number of shares of Common Stock purchased by the Investors by exercising the $.10 Warrant. The Warrants will be based on the same terms as the Warrants issued to the Investor and will be registered in the Registration Statement for this Offering. The Warrant shall survive until January 20, 2009, and have a $0.10 exercise price. Registration shall be "piggy backed" on the registration statement set forth in the Registration Rights herein.
     The Investors further acknowledge that to the best of their knowledge and belief, the Placement Agent has acted solely as Placement Agent in connection with the offering of the Securities by the Company, that the information and data provided to the Investors in connection with the transactions contemplated hereby have not been subjected to independent verification by the Placement
Agent, and that the Placement Agent makes no representation or warranty with respect to the accuracy or completeness of such information, data or other related disclosure material. The Investors further acknowledge that in making its decision to enter into this Agreement and purchase the Securities it has relied on its own examination of the Company and the terms of, and consequences, of holding the Securities. The Investors further acknowledge that the provisions of this Section 2.11 are for the benefit of, and may be enforced by, the Placement Agent.

     2.12 The Investor hereby acknowledges receipt of this Agreement, including all exhibits thereto, and any documents which may have been made available upon request as reflected therein (collectively referred to as the "Offering Materials") and hereby represents that the Investor has been furnished by the Company during the course of the Offering with all information regarding the Company, the terms and conditions of the Offering and any additional information that the Investor has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of the Offering.

     2.13 The Investor hereby acknowledges that the Offering has not been reviewed by the United States Securities and Exchange Commission (the "SEC") nor any state regulatory authority since the Offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act pursuant to
Section  4(2)  of  the  Securities  Act.

     2.14 The Investor represents that the Investor has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Securities. This Agreement constitutes the legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms.

     2.15 If the Investor is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to invest in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

     2.16 The Investor acknowledges that if he or she is a Registered Representative of an NASD member firm, he or she must give such firm the notice required by the NASD's Rules of Fair Practice, receipt of which must be acknowledged by such firm in Section 4 of the Investor Questionnaire which is attached hereto as Exhibit B.

     2.17     Anti-Money  Laundering.
              ----------------------

          (a)     In  General.  Investor  acknowledges  that  due  to anti-money
                  -----------
laundering requirements operating in the United States, as well as Charleston Capital Corporation's own internal anti-money laundering policies, Charleston Capital Corporation may require further identification of the Investor and the source of purchase funds before this Agreement can be processed and purchase monies accepted. Charleston Capital Corporation shall be held harmless and indemnified against any loss arising as a result of a failure to process this Agreement if such information has been required by Charleston Capital Corporation and has not been satisfactorily provided by the Investor. Investor represents that all purchase payments transferred to the Company pursuant to this Agreement originated directly from a bank or brokerage account in the name of Investor. If Investor is subscribing on behalf of a Beneficial Owner, pursuant to Section 2.17(b) below, then Investor represents that all purchase payments transferred to Investor with respect to such Beneficial Owner originated directly from a bank or brokerage account in the name of such Beneficial Owner. Investor represents that acceptance by the Company and Charleston Capital Corporation of this Agreement, together with acceptance of the appropriate remittance, will not breach any applicable rules and regulations designed to avoid money laundering. Specifically, Investor represents and warrants that all evidence of identity provided to Charleston Capital Corporation is genuine and all related information furnished and to be furnished to Charleston Capital Corporation is accurate.

          (b)     Beneficial  Ownership.  Investor  represents  that  it  is
                  ---------------------
subscribing for the Shares for Investor's own account and own risk, and, unless Investor advises Charleston Capital Corporation to the contrary in writing and identifies with specificity each beneficial owner on whose behalf Investor is acting, Investor represents that it is not acting as a nominee for any other person or entity. Investor also represents that it does not have the intention or obligation to sell, distribute or transfer the Securities, directly or indirectly, to any other person or entity or to any nominee account. If the Investor is (A) acting as trustee, agent, representative or disclosed nominee for another person or entity, or (B) an entity (other than a publicly-traded company listed on an organized exchange (or a subsidiary or a pension fund of such a company) based in a Financial Action Task Force ("FATF") Compliant
Jurisdiction) investing on behalf of underlying investors (including a Fund-of-Funds) (the persons, entities and underlying investors referred to in
(A) and (B) being referred to collectively as the "Beneficial Owners"), Investor represents and warrants that:

               (i) Investor understands and acknowledges the representations, warranties and agreements made herein are made by Investor(A) with respect to Investor and (B) with respect to each of the Beneficial Owners;

               (ii) Investor has  all requisite power and authority from each of the Beneficial Owners to execute and perform the obligations under this Agreement;

              (iii) Investor  has  adopted and implemented anti-money laundering policies, procedures and controls that comply with, and will continue to comply in all respects with, the requirements of applicable anti-money laundering laws and regulations; and

               (iv) Investor  has  established  the  identity  of all Beneficial
                    Owners, holds evidence of such identities and will make such information available to Charleston Capital Corporation upon request, and has procedures in place to ensure that the Beneficial Owners are not Prohibited Investors (as defined in (e) below).

          (c)     Prohibited Investor.  Investor further represents that neither
                  --------------------
it or to the best of its knowledge and belief, the Beneficial Owners, nor any person controlling, controlled by, or under common control with it or the Beneficial Owners, nor any person having a beneficial or economic interest in it or the Beneficial Owners, is a Prohibited Investor (defined in

(e) below) and Investor is not and will not purchase the Securities on behalf or for the benefit of any Prohibited Investor.

          (d)     Suspension of Purchase Rights.  Investor acknowledges that if,
                  -----------------------------
following its purchase of Securities pursuant to this Agreement, Charleston Capital Corporation reasonably believes that Investor is a Prohibited Investor or has otherwise breached its representations and warranties herein, Charleston Capital Corporation and the Company may be obligated to retroactively terminate this purchase (if possible), by rejecting this Agreement (even after full execution) and not completing this transaction, freezing such Investor's funds forwarded by such Investor pursuant to this Agreement, and stopping the delivery of Securities in accordance with applicable regulations, or placing a "stop order" with the Transfer Agent or the Company, and it shall have no claim against Charleston Capital Corporation or the Company for any form of damages or liabilities as a result of any of the aforementioned actions.

          (e)  Definitions.
               -----------

               (i)  FATF  means  the  Financial  Action  Task  Force  on  Money
                    ----
                    Laundering. FATF-Compliant Jurisdiction is a jurisdiction that (A) is a member in good standing of FATF and (B) has undergone two rounds of FATF mutual evaluations. (The following jurisdictions, as determined by the FATF, are currently considered to be compliant: Argentina; Australia; Austria; Belgium; Brazil; Canada; Denmark; European Commission; Finland; France; Germany; Greece; Gulf
                    Cooperation Council; Hong Kong; Iceland; Ireland; Italy; Japan; Luxembourg; Mexico; Kingdom of The Netherlands; New Zealand; Norway; Portugal; Singapore; Spain; Sweden; Switzerland; Turkey; United Kingdom; and the United States of America. The list of FATF compliant jurisdictions is amended periodically. For a current list of FATF compliant jurisdictions, refer to http://www.oecd.org/fatf/.)

               (ii) Foreign Bank  means  an  organization  that (A) is organized
                    ------------
                    under the laws of a non-U.S. country; (B) engages in the business of banking; (C) is recognized as a bank by the bank supervisory or monetary authority of the country of its organization or principal banking operations; (D) receives deposits to a substantial extent in the regular course of its business; and (E) has the power to accept demand deposits, but does not include the U.S. branches or agencies of a non-U.S. bank.

               (iii) Foreign  Shell  Bank  means  a  Foreign  Bank  without  a
                     --------------------
                    Physical Presence in any country, but does not include a Regulated Affiliate.

               (iv) Non-Cooperative  Jurisdiction  means  any  non-U.S.  country
                    -----------------------------
                    that has been designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the FATF, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur. (The current list of non-cooperative countries and territories, as determined by the FATF, is: Cook Islands; Egypt; Guatemala; Indonesia; Myanmar; Nauru; Nigeria; Philippines; St. Vincent and the Grenadines; and Ukraine. The list of Non-Cooperative Countries and Territories is amended periodically. For a current list of Non-Cooperative Countries and Territories, refer to the Financial Action Task Force website, http://www.oecd.org/fatf/NCCT_en.htm.)

               (v)  Physical  Presence  means  a  place  of  business  that  is
                    ------------------
                    maintained by a Foreign Bank and is located at a fixed address, other than solely a post office box or an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities, at which location the Foreign Bank (i) employs one or more individuals on a full-time basis; (ii) maintains operating records related to its banking activities; and (iii) is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities.

               (v)  Prohibited  Investor  means  (i)  a  person  or entity whose
                    --------------------
                    name appears on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control ("OFAC") (refer to http://www.ustreas.gov/ofac); (ii) a Foreign Shell Bank; or
                    (iii) a person or entity resident in or organized or chartered under the laws of a Non-Cooperative Jurisdiction or whose purchase funds are transferred from or through a Foreign Shell Bank, a bank organized or chartered under the laws of a Non-Cooperative Jurisdiction or a Sanctioned Regime.

               (vi) Regulated  Affiliate  means  a  Foreign  Shell Bank that (i)
                    --------------------
                    is an affiliate of a depository institution, credit union, or Foreign Bank that maintains a Physical Presence in the United States or a non-U.S. country, as applicable; and (ii) is subject to supervision by a banking authority in the country regulating such affiliated depository institution, credit union, or Foreign Bank.

               (vii) Sanctioned  Regimes  means  targeted  foreign  countries,
                     -------------------
                    terrorism sponsoring organizations and international narcotics traffickers in respect of which OFAC administers and enforces economic and trade sanctions based on U.S. foreign policy and national security goals. (OFAC has imposed sanctions upon Balkans, Burma

                    (Myanmar), Cuba, Iran, Iraq, Liberia, Libya, North Korea, Sierra Leone, Sudan, and Zimbabwe.

          (f) All representations made by Investor in this Section 2.17 are to the best of the Investor's knowledge and belief.

                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to the Investors that:

     3.1     Organization  and  Qualification.  The  Company,  and  each  of its
             --------------------------------
material subsidiaries, is duly incorporated, validly existing and in good standing under the laws of the jurisdiction in which they are incorporated, with full power and authority (corporate and other) to own, lease, use and operate their properties and to carry on their businesses as and where now owned, leased, used, operated and conducted. The Company, and its material subsidiaries, is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted by them makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

     3.2     Authorization;  Enforcement.  (a)  The  Company  has  all requisite
             ---------------------------
corporate power and authority to enter into and to perform its obligations under this Agreement, to consummate the transactions contemplated hereby and thereby and to issue the Securities in accordance with the terms hereof; (b) the execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby (including without limitation the issuance of the Securities) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required; (c) this Agreement has been duly executed by the Company; and (d) this Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, or moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity.

     3.3     Capitalization.  As  of  January  13,  2004, the authorized capital
             --------------
stock of the Company consists of (a) 200,000,000 shares of Common Stock, $.0001 par value per share, of which 66,023,969 shares are issued and outstanding. In addition, the Company has reserved 16,435,210 shares for issuance upon exercise of options and warrants (including options remaining to be issued under certain plans) and (b) 5,775,000 shares of preferred stock, $.0001 par value per share, of which 0 shares are outstanding. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Company, including the Securities issuable pursuant to this Agreement, are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Except as disclosed above, in the SEC Documents, or in Schedule 3.3, and except for the transactions contemplated hereby, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into, exercisable for, or exchangeable for any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company; (ii) there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Securities.

     3.4     Issuance  of  Securities.  The  Securities are duly authorized and,
             ------------------------
upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, free from all taxes, liens, claims, encumbrances and charges with respect to the issue thereof, will not be subject to preemptive rights or other similar rights of stockholders of the Company, and will not impose personal liability on the holders thereof.

     3.5  No  Conflicts;  No  Violation.
          -----------------------------

          (a) The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Securities) will not (i) conflict with or result in a violation of any provision of its Certificate of Incorporation or Bylaws or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment (including without limitation, the triggering of any anti-dilution provision), acceleration or cancellation of, any agreement, indenture, patent, patent license, or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, breaches, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect).

          (b) The Company is not in violation of its Certificate of Incorporation, Bylaws or other organizational documents and the Company is not in default (and no event has occurred which with notice or lapse of time or both could put the Company in default) under any agreement, indenture or instrument to which the Company is a party or by which any property or assets of the Company is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect.

          (c) The Company is not conducting its business in violation of any law, ordinance or regulation of any governmental entity, the failure to comply with which would, individually or in the aggregate, have a Material Adverse Effect.

          (d) Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws or any listing agreement with any securities exchange or automated quotation system, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof, or to issue and sell the Securities in accordance with the terms hereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

     3.6     SEC  Documents,  Financial  Statements.  Since January 1, 2003, the
             --------------------------------------
Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The Company has delivered to each Investor, or each Investor has had access to, true and complete copies of the SEC Documents, except for such exhibits and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business subsequent to January 31, 2003, and liabilities of the type not required under generally accepted accounting principles to be reflected in such financial statements. Such liabilities incurred subsequent to January 31, 2003, are not, in the aggregate, material to the financial condition or operating results of the Company.

     3.7     Absence  of  Certain  Changes.  Except  as  disclosed  in  the  SEC
             -----------------------------
Documents or on Schedule 3.7, since January 1, 2003, there has been no material adverse change in the assets, liabilities, business, properties, operations, financial condition, prospects or results of operations of the Company.

     3.8     Absence of Litigation.  Except as disclosed in the SEC Documents or
             ---------------------
on Schedule 3.8, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its officers or directors acting as such that could, individually or in the aggregate, have a Material Adverse Effect.

     3.9     Intellectual  Property  Rights.  The  Company  owns  or  possesses
             ------------------------------
licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights necessary to enable it to conduct its business as now operated (the "Intellectual Property"). Except as set forth in the SEC Documents, there are no material outstanding options, licenses or agreements relating to the Intellectual Property, nor is the Company bound by or a party to any material options, licenses or agreements relating to the patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names or copyrights of any other person or entity. Except as disclosed in the SEC Documents, there is no claim or action or proceeding pending or, to the Company's knowledge, threatened that challenges the right of the Company with respect to any Intellectual Property.

     3.10     Tax  Status.  The  Company  has  timely made or filed all federal,
              -----------
state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. To the knowledge of the Company, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. None of the Company's tax returns is presently being audited by any taxing authority.

     3.11     Environmental  Laws.  The  Company  (i)  is in compliance with all
              -------------------
applicable foreign federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval where, in each of the three foregoing clauses, the failure to so comply would have, individually or in the aggregate, a Material Adverse Effect

     3.12     No  Integrated  Offering.  Neither  the  Company,  nor  any of its
              ------------------------
affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Securities to the Investors. Depending upon the view of the SEC in reviewing the registration statement covering this offering, the issuance of the Securities to the Investors will not be integrated with any other issuance of the Company's securities (past, current or future) for purposes of the Securities Act or any applicable rules of Nasdaq(assuming the Company becomes listed on Nasdaq after the Closing Date.

     3.13     Brokers.  Except  as set forth below or in Section 2.11 above, the
              -------
Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby.

          (a) A finder will be receiving a fee for its introductions and consulting work for the Company. The fee shall consist of a cash payment equal to ten percent (10%) of the gross amount of such investment on the Closing Date and ten percent (10%) of the gross amount paid to the Company by the Investors for the exercise of the $.10 Warrants. The finder shall also receive upon the Closing Date a Warrant to purchase Common Stock of the Company for that number of shares of Common Stock equal to ten percent (10%) of the number of shares of Common Stock Purchased on the Closing Date. The Finder shall also receive, subsequent to the Closing Date, A Warrant to purchase Common Stock of the Company for that number of shares of Common Stock equal to ten percent (10%) of the number of shares of Common Stock purchased by the Investors by exercising the $.10 Warrant. The Warrants will be based on the same terms as the Warrants issued to the Investor and will be registered in the Registration Statement for this Offering. The Warrant shall survive until January 20, 2009, and have a $0.10 exercise price. Any Warrants to be issued to the finder or its assignees will be registered in the Registration Statement, unless removal from the Registration Statement is required for effectiveness.

          (b) The Company agrees to pay for legal expenses of Charleston Capital Corporation's counsel in the amount of $7,500 associated with document preparation, review of the Registration Statement to be prepared by the Company's counsel and all amendments thereto. The sum of $2,500 shall be payable immediately prior to document preparation and the balance of $5,000 shall be payable upon funding of the first funds to be released from escrow and shall not be payable unless gross proceeds of $2,000,000 are raised. The Company agrees to pay Charleston Capital Corporation's counsel an additional $2,500 for Blue Sky filings in New York and the Form D filing with the SEC, but all filing fees will be paid by the Company.

     3.14     Insurance.  The  Company  is  insured  by  insurers  of recognized
              ---------
financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company is engaged.

     3.15     Employment  Matters.  The  Company  is  in  compliance  with  all
              -------------------
federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours except where failure to be in compliance would not have a Material Adverse Effect. The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the Company's knowledge, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the Company's knowledge, threatened, that could have a Material Adverse Effect nor is the Company aware of any labor organization activity involving its employees. The Company is not aware that any officer or key employee, or that any group of officers or key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing.

     3.16     Investment  Company  Status.  The  Company  is  not  and  upon
              ---------------------------
consummation of the sale of the Securities will not be an "investment company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

     3.17     Subsidiaries.  Except  as  set  forth  in  the  SEC Documents, the
              -------------
Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, joint venture, partnership or other business entity and the Company is not a direct or indirect participant in any joint venture or partnership.

     3.18     No Conflict of Interest.  The Company is not indebted, directly or
              ------------------------
indirectly, to any of its officers or directors or to their respective spouses or children, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees. None of the Company's officers, directors or employees, or any members of their immediate families, are directly, or indirectly, indebted to the Company (other than in connection with purchases of the Company's stock or as set forth on Schedule 3.18) or, to the best of the Company's knowledge, have any direct or indirect ownership interest in any entity with which the Company is affiliated or with which the Company has a business relationship, or any entity which competes with the Company, except that officers, directors, employees and/or stockholders of the Company may own stock in (but not exceeding five percent (5%) of the outstanding capital stock of) any publicly traded company that may compete with the Company. To the best of the Company's knowledge, none of the Company's officers, directors or employees or any members of their immediate families are, directly or indirectly, interested in any material contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person or entity.

                                   ARTICLE IV
                                    COVENANTS

     4.1     Form  D;  Blue  Sky Laws.  The Company will timely file a Notice of
             ------------------------
Sale of Securities on Form D with respect to the Securities, as required by Form
D. The Company will, on or before the Closing Date, take such action as it reasonably determines to be necessary to qualify the Securities for sale to the Investors under this Agreement under applicable securities (or "blue sky") laws of the states of the United States (or to obtain an exemption from such qualification). The Company shall cause to be prepared and file the Form D.

     4.2     Reporting  Status.  The  Company's  Common  Stock is not registered
             -----------------
under Section 12 of the Exchange Act. During the Registration Period (as defined below), the Company will timely file all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under the reporting requirements of the Exchange Act, and the Company will not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

     4.3     Expenses.  In  addition to the payment of fees specified in Section
             --------
3.13 hereof ,the Company and each Investor is liable for, and will pay, its own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement, including, without limitation, attorneys' and consultants' fees and expenses.

     4.4     Financial  Information.  The  financial  statements  of the Company
             ----------------------
will be prepared in accordance with United States generally accepted accounting principles, consistently applied, and will fairly present in all material respects the consolidated financial position of the Company and results of its operations and cash flows as of, and for the periods covered by, such financial statements (subject, in the case of unaudited statements, to normal year-end audit adjustments).

     4.5     Compliance  with  Law.  As  long  as  an  Investor  owns any of the
             ---------------------
Securities, the Company will conduct its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, (including, without limitation, all applicable local, state and federal environmental laws and regulations), the failure to comply with which would have a Material Adverse Effect.

     4.6     Sales  by  Investor.  The Investor will sell any Securities sold by
             -------------------
it in compliance with applicable prospectus delivery requirements, if any, or otherwise in compliance with the requirements for an exemption from registration under the Securities Act and the rules and regulations promulgated thereunder. Investor will not make any sale, transfer or other disposition of the Securities in violation of federal or state securities laws.

     4.7     Share Issuance       At all times, the Company shall keep available
             --------------
Common Stock duly authorized for issuance against the Warrants. If at any time, the Company does not have available an amount of authorized and unissued Common Stock necessary to satisfy the full exercise of the then outstanding Warrants, the Company shall call and hold a special meeting within 30 days of such occurrence, for the purpose of increasing the number of shares authorized. Management of the Company shall recommend to shareholders, officers and directors to vote in favor of increasing the number of common shares authorized.

     4.8     Litigation.  There  is  no  pending  litigation against the Company
             ----------
which is not otherwise disclosed in the Company's SEC Documents. The Company knows of no pending or threatened legal or governmental proceedings against the Company which could materially adversely affect the business, property, financial condition or operations of the Company or which materially and adversely questions the validity of this Agreement or any agreements related to the transactions contemplated hereby or the right of the Company to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which could materially adversely affect the business, property, financial condition or operations of the Company. There is no action, suit, proceeding or investigation by the Company currently pending in any court or before any arbitrator or that the Company intends to initiate.

     4.9     Compliance  with  Securities  Act.  The  Investor  understands  and
             ----------------------------------
agrees that the Common Stock underlying the Units have not been registered under the Securities Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the Securities Act (based in part on the accuracy of the representations and warranties of the Investor contained herein), and that such Common Stock and Warrants must be held indefinitely unless a subsequent disposition is registered under the Securities Act or any applicable state securities laws or is exempt from such registration. In any event, and subject to compliance with applicable securities laws, the Investors may enter into hedging transactions with third parties, which may in turn engage in short sales of the Securities in the course of hedging the position they assume and the Investors may also enter into short positions or other derivative transactions relating to the Securities, or interest in the Securities, and deliver the Securities, or interests in the Securities, to close out their short or other positions or otherwise settle short sales or other transactions, or loan or pledge the Securities, or interest in the Securities, to third parties that in turn may dispose of these Securities. In connection with the aforesaid described transaction, the Investors shall be limited to the amount of Common Stock they are buying and the amount of Common Stock issuable upon exercise of their Warrants.

     4.10 Within five (5) business days (such fifth business day, the "Unlegended Shares Delivery Date") after the business day on which the Company has received (i) a notice that Registrable Securities have been sold either pursuant to the Registration Statement or Rule 144 under the Securities Act,
(ii) a representation that the prospectus delivery requirements, or the requirements of Rule 144, as applicable, have been satisfied, and (iii) the original share certificates representing the shares of Common Stock that have been sold, the Company at its expense, (y) shall deliver, and shall cause legal counsel selected by the Company to deliver, to its transfer agent (with copies to Investor) an appropriate instruction and opinion of such counsel, for the delivery of shares of Common Stock without any legends, issuable pursuant to any effective and current registration statement or pursuant to Rule 144 under the Securities Act (the "Unlegended Shares"); and (z) cause the transmission of the certificates representing the Unlegended Shares together with a legended certificate representing the balance of the unsold shares of Common Stock, if any, to the Investor at the address specified in the notice of sale, via express courier, by electronic transfer or otherwise on or before the Unlegended Shares Delivery Date.

     4.11 In lieu of delivering physical certificates representing the Unlegended Shares, if the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, upon request of an Investor, so long as the certificates therefore do not bear a legend and the Investor is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Unlegended Shares by crediting the account of Investor's prime Broker with DTC through its Deposit Withdrawal Agent Commission system. Such delivery must be made on or before the Unlegended Shares Delivery Date.

     4.12 The Company understands that a delay in the delivery of the Unlegended Shares pursuant to Section 4.9 hereof beyond the Unlegended Shares Delivery Date could result in economic loss to an Investor. As compensation to an Investor for such loss, the Company agrees to pay late payment fess (as liquidated damages and not as a penalty) to the Investor for late delivery of Unlegended Shares in the amount of $100 per business day after the Delivery Date for each $10,000 of purchase price of the Unlegended Shares subject to the delivery default. If during any 360 day period, the Company fails to deliver
Unlegended  Shares  as  required by this Section 4.11 for an aggregate of thirty
(30) days, then each Investor or assignee holding Securities subject to such default may, at its option, require the Company to purchase all or any portion of the Shares and Warrant Shares subject to such default at a price per share equal to

130% of the Purchase Price of such Shares and Warrant Shares. The Company shall pay any payments incurred under this Section in immediately available funds upon demand.

     4.13 In addition to any other rights available to an Investor, if the Company fails to deliver to an Investor Unlegended Shares within ten (10) calendar days after the Unlegended Shares Delivery Date and the Investor purchases (in an open market transaction or otherwise) shares of common stock to deliver in satisfaction of a sale by such Investor of the shares of Common Stock which the Investor anticipated receiving from the Company (a "Buy-In"), then the Company shall pay in cash to the Investor (in addition to any remedies available to or elected by the Investor) the amount by which (A) the Investor's total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased exceeds (B) the aggregate purchase price of the shares of Common Stock delivered to the Company for reissuance as Unlegended Shares, together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if an Investor purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of purchase price of shares of Common Stock delivered to the Company for reissuance as Unlegended Shares, the Company shall be required to pay the Investor $1,000, plus interest. The Investor shall provide the Company written notice indicating the amounts payable to the Investor in respect of the Buy-In.

                                    ARTICLE V
                               REGISTRATION RIGHTS

          5.1 As used in this Agreement, the following terms shall have the following meanings:

               (a)     "Affiliate"  shall  mean,  with respect to any Person (as
                        ---------
defined below), any other Person controlling, controlled by or under direct or indirect common control with such Person (for the purposes of this definition "control," when used with respect to any specified Person, shall mean the power to direct the management and policies of such person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing).

               (b)     "Business  Day" shall mean a day Monday through Friday on
                        -------------
which  banks  are  generally  open  for  business  in  New  York.

               (c)     "Holders"  shall  mean  the  Investor(s)  and  any person
                        -------
holding Registrable Securities and the Common Stock underlying the Warrants or any person to whom the rights under Article V have been transferred in accordance with Section 5.9 hereof.

               (d)     "Person"  shall mean any person, individual, corporation,
                        ------
limited liability company, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

               (e)     The  terms  "register,"  "registered"  and "registration"
                                    --------     ----------        ------------
refer to the registration effected by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering of the effectiveness of such registration statement.

               (f)     "Registrable  Securities"  shall  mean  (i) the shares of
                        -----------------------
Common Stock sold in the Offering; (ii) the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares"); and (iii) any shares of Common Stock issued as (or issuable upon the conversion of any warrant, right or other security which is issued as a dividend or other distribution with respect to or in replacement of the Common Stock; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the SEC, (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale or (C) are held by a Holder or a permitted transferee pursuant to Section 5.9.

               (g)     "Registration  Expenses" shall mean all expenses incurred
                        ----------------------
by the Company in complying with Section 5.2 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the fees of legal counsel for any Holder).

               (h)     "Registration  Statement" shall have the meaning ascribed
                        -----------------------
to  such  term  in  Section  5.2.

               (i)     "Registration  Period" shall have the meaning ascribed to
                        --------------------
such  term  in  Section  5.4.

               (j)     "Selling  Expenses" shall mean all underwriting discounts
                        -----------------
and selling commissions applicable to the sale of Registrable Securities and all fees and expenses of legal counsel for any Holder.

          5.2 No later than forty-five (45) calendar days after the Closing Date (the "Filing Date"), the Company shall file a registration statement on the appropriate form (the "Registration Statement") with the SEC and use its best efforts to effect the registration, qualifications or compliances (including, without limitation, the execution of any required undertaking to file post-effective amendments no later than one hundred (100) calendar days after the Closing Date (the Effective Date").

          5.3 All Registration Expenses incurred in connection with any registration, qualification, exemption or compliance pursuant to Section 5.2 shall be borne by the Company. All Selling Expenses relating to the sale of securities registered by or on behalf of Holders shall be borne by such Holders pro rata on the basis of the number of securities so registered.

          5.4 In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform each Holder as to the status of such registration, qualification, exemption and compliance. At its expense the Company shall:

               (a) use its best efforts to keep such registration, continuously effective until the Holders have completed the distribution described in the registration statement relating thereto. The period of time during which the Company is required hereunder to keep the Registration Statement effective is referred to herein as "the Registration Period." Notwithstanding the foregoing, at the Company's election, the Company may cease to keep such registration, qualification, exemption or compliance effective with respect to any Registrable Securities, and the registration rights of a Holder shall expire, on the earlier of (i) the date on which no Warrants remain unexercised or (ii) January 20, 2009.

               (b)     advise  the  Holders:

                    (i) when the Registration Statement or any amendment thereto has been filed with the SEC and when the Registration Statement or any post-effective amendment thereto has become effective;

                    (ii) of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

                    (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

                    (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                    (v) of the happening of any event that requires the making of any changes in the Registration Statement or the prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading;

               (c) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time;

               (d) furnish to each Holder, without charge, at least one copy of such Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference) in the form filed with the SEC;

               (e) during the Registration Period, deliver to each Holder, without charge, as many copies of the prospectus included in such Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use, consistent with the provisions hereof, of the prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto. In addition, upon the reasonable request of the Holder and subject in all cases to confidentiality protections reasonably acceptable to the Company, the Company will meet with a Holder or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Registrable Securities, and will otherwise cooperate with any Holder conducting an investigation for the purpose of reducing or eliminating such Holder's exposure to liability under the Act, including the reasonable production of information at the Company's headquarters;

               (f) during the Registration Period, deliver to each Holder, without charge, (i) as soon as practicable (but in the case of the annual report of the Company to its stockholders, within 120 days after the end of each fiscal year of the Company) one copy of the following documents, other than those documents available via EDGAR: (A) its annual report to its stockholders, if any (which annual report shall contain financial statements audited in accordance with generally accepted accounting principles in the United States of America by a firm of certified public accountants of recognized standing); (B) if not included in substance in its annual report to stockholders, its annual report on Form 10-KSB (or similar form); (C) each of its quarterly reports to its stockholders, and, if not included in substance in its quarterly reports to stockholders, its quarterly report on Form 10-QSB (or similar form), and (D) a copy of the full Registration Statement (the foregoing, in each case, excluding exhibits); and (ii) upon reasonable request, all exhibits excluded by the parenthetical to the immediately preceding clause (D), and all other information that is generally available to the public;

               (g) cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Registration Statement free of any restrictive legends to the extent not required at such time and in such denominations and registered in such names as Holders may request at least five (5) business days prior to sales of Registrable Securities pursuant to such Registration Statement; and

               (h) upon the occurrence of any event contemplated by Section 5.4(b)(v) above, the Company shall promptly prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          5.5 The Holders shall have the absolute right to take any action to restrain, enjoin or otherwise delay any registration pursuant to Section 5.2 hereof as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

          5.6 (a) To the extent permitted by law, the Company shall indemnify each Holder, each underwriter of the Registrable Securities and each person controlling such Holder within the meaning of Section 15 of the Act, with respect to which any registration, qualification or compliance has been effected pursuant to this Agreement, against all claims, losses, damages and liabilities (or action in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 5.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse each Holder, each underwriter of the Registrable Securities and each person controlling such Holder, for reasonable legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred; provided that the Company will not be liable in any such case to the extent that any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; provided that the Company will not be liable in any such case where the claim, loss, damage or liability arises out of or is related to the failure of the Holder to comply with the covenants and agreements contained in this Agreement respecting sales of Registrable Securities, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement becomes effective or in the amended prospectus filed with the SEC pursuant to Rule 424(b) or in the prospectus subject to completion and term sheet under Rule 434 of the Act, which together meet the requirements of
Section 10(a) of the Act (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any such Holder, any such underwriter or any such controlling person, if a copy of the Final Prospectus furnished by the Company to the Holder for delivery was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Act and the Final Prospectus would have cured the defect giving rise to such loss, liability, claim or damage.

               (b) Each Holder will severally, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter of the Registrable Securities and each person who controls the Company within the meaning of
Section 15 of the Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 5.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse the Company, such directors and officers, each underwriter of the Registrable Securities and each person controlling the Company for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; provided that the indemnity shall not apply to the extent that such claim, loss, damage or liability results from the fact that a current copy of the prospectus was not made available to the Holder and such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage or liability. Notwithstanding the foregoing, in no event shall a Holder be liable for any such claims, losses, damages or liabilities in excess of the proceeds received by such Holder in the offering, except in the event of fraud by such Holder, as determined by a final, non-appealable judgment in a court of law.

               (c)     Each party entitled to indemnification under this Section
5.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is materially prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld).

               (d) If the indemnification provided for in this Section 5.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          5.7 (a) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to the Holders, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement contemplated by Section 5.2 until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

               (b) Each Holder shall suspend, upon request of the Company, any disposition of Registrable Securities pursuant to the Registration Statement and prospectus contemplated by Section 5.2 during any period, not to exceed one 15-day period per circumstance or development, when the Company determines in good faith that offers and sales pursuant thereto should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in such a prospectus is premature, would have an adverse effect on the Company or is otherwise inadvisable. The Company shall not impose a suspension of disposition for more than 30 days in any one calendar year.

               (c) As a condition to the inclusion of its Registrable Securities, each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Article V.

               (d) At the end of the Registration Period the Holders shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

          5.8 With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which at any time permit the sale of the Registrable Securities to the public without registration, the Company shall use its reasonable best efforts to:

               (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Act, at all times;

               (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

               (c) so long as a Holder owns any unregistered Registrable Securities, furnish to such Holder, upon any reasonable request, a written statement by the Company as to its compliance with Rule 144 under the Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.

          5.9 The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under Section 5.2 may be assigned in full by a Holder in connection with a transfer by such Holder of its Registrable Securities, provided, however, that (i) such transfer may otherwise be effected in accordance with applicable securities laws; (ii) such Holder gives prior written notice to the Company; and (iii) such transferee agrees to comply with the terms and provisions of this Agreement, and such transfer is otherwise in compliance with this Agreement. Except as specifically permitted by this Section 5.9, the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person.

          5.10 With the written consent of the Company and the Holders holding at least a majority of the Registrable Securities that are then outstanding, any provision of this Article V may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the Holders, if any, who have not previously received notice thereof or consented thereto in writing.

          5.11     Delay  in Filing or Effectiveness of  Registration Statement.
                   ------------------------------------------------------------

               (a) The Company shall use its best efforts to ensure that a registration statement (the "Registration Statement") is filed on or before the Filing Date. The Registration Statement will include for resale by the Holders
in  accordance  with the plan of distribution       set forth therein the Common
Stock included within the units and the Common Stock underlying the Warrants (the "Registrable Securities"), but not the Warrants themselves. In the event the Registration Statement covering this offering is not filed on or before the Filing Date, the Company shall pay the Investor, as liquidated damages, 1% of the purchase price of the Units for every 30 calendar day period that the Registration Statement is not filed. Any liquidated damages shall be paid in cash or freely trading common stock at the Company's option, and such damages shall continue until the obligation is fulfilled, subject to a maximum of twenty-four (24) months from the Closing Date. If paid in freely trading Common Stock the pricing for the shares shall be based on the 5-day average closing bid price for the Common Stock for the 3 days prior to the date the shares are delivered to the Investor.
          Notwithstanding the foregoing, the amounts payable by the Company pursuant to this Section shall not be payable to the extent any delay in the filing of the Registration Statement occurs because of an act of, or a failure to act or to act timely by the Investor. The damages set forth in this Section shall continue until the obligation is fulfilled and shall be paid within three
(3) business days after each thirty (30) day period, or portion thereof, until the Registration Statement is filed. Failure of the Company to make payment within said three (3) business days shall be considered a default.
          The Company acknowledges that its failure to have the Registration Statement filed within said forty-five (45) calendar day period will cause the Investor to suffer damages in an amount that will be difficult to ascertain. Accordingly, the parties agree that it is appropriate to include in this Agreement a provision for liquidated damages. The parties acknowledge and agree that the liquidated damages provision set forth in this section represents the parties' good faith effort to quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty. The payment of liquidated damages shall not relieve the Company from its obligations to register the Common Stock and deliver the Common Stock pursuant to the terms of this Agreement.

               (b) The Company shall use its best efforts to cause such Registration Statement to become effective on or before the Effective Date. The Company represents and warrants that it shall cause the Registration Statement relating to the Registrable Securities to become effective no later than three
(3) business days after notice from the SEC that the Registration Statement may be declared effective. In the event the Registration Statement is not declared effective within one hundred (100) calendar days following the Closing Date (unless the delay was caused by the failure of Investors, who have invested more than 50% of the amount of gross funds raised on the Closing Date, to provide the Company with information regarding such Investors necessary to be included therein or to agree to a customary cross indemnification agreement), the Company shall pay the non-defaulting Investors, as liquidated damages, 1% of the purchase price of the Units for every 30 calendar day period, or portion thereof, that the registration statement is not declared effective. Any liquidated damages shall be paid in cash or freely trading common stock at the Company's option, and such damages shall continue until the obligation is fulfilled, subject to a maximum of twenty-four (24) months from the Closing Date. If the Registration Statement covering the Registrable Securities required to be filed by the Company is declared effective, but after the effective date the Investor's right to sell is suspended, then the Company shall pay the Investor the sum of one percent (1%) of the purchase price paid by the Investor for the Units pursuant to this Agreement for each thirty (30) calendar day period, pro rata, following the suspension until such suspension ceases. If paid in freely trading Common Stock the pricing for the shares shall be based on the 5-day average closing bid price for the Common Stock for the 3 days prior to the date the shares are delivered to the Investor.

          Notwithstanding the foregoing, the amounts payable by the Company pursuant to this Section shall not be payable to the extent any delay in the effectiveness of the Registration Statement occurs because of an act of, or a failure to act or to act timely by the Investor. The damages set forth in this Section shall continue until the obligation is fulfilled or a maximum of twenty-four (24) months and shall be paid within three (3) business days after each thirty (30) day period, or portion thereof, until the Registration Statement is declared effective. Failure of the Company to make payment within said three (3) business days shall be considered a default.
          The Company acknowledges that its failure to have the Registration Statement filed within said one hundred (100) calendar day period or to permit the suspension of the effectiveness of the Registration Statement, will cause the Investor to suffer damages in an amount that will be difficult to ascertain. Accordingly, the parties agree that it is appropriate to include in this Agreement a provision for liquidated damages. The parties acknowledge and agree that the liquidated damages provision set forth in this section represents the parties' good faith effort to quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty. The payment of liquidated damages shall not relieve the Company from its obligations to register the Common Stock and deliver the Common Stock pursuant to the terms of this Agreement.

          The Company shall respond to all SEC comments promptly, and will keep Charleston Capital Corporation or its counsel advised with respect to the SEC's review of the Registration Statement.

               (c) The Company agrees not to include any other securities, other than the Common Stock underlying the units, in this Registration Statement without Investor's prior written consent. Furthermore, the Company agrees that it will not file, without the consent of a majority of the Invesotrs, any other Registration Statement for other securities, for a period of 0ne hundred eighty
(180) calendar days after the Registration Statement for the Registrable Securities is declared effective and remains effective for ninety (90) calendar days, unless it is for additional financing being made by the Investor in this Offering.

               (d) Nothing contained in this Agreement shall be deemed to establish or require the payment of interest to the Investor at a rate in excess of the maximum rate permitted by governing law. In the event that the rate of interest required to be paid exceeds the maximum rate permitted by governing law, the rate of interest required to be paid thereunder shall be automatically reduced to the maximum rate permitted under the governing law and such excess shall be returned with reasonable promptness by the Investor to the Company.

               (e) The Company shall bear registration expenses of the Registration Statement and its counsel shall prepare and file the Registration Statement. Charleston Capital Corporation and any other person for whom
Registrable Securities are included in the Registration Statement will bear their own expenses. Each such person will also provide the Company with information regarding "Selling Securityholders" and "Plan of Distribution" and other information required to be included about them, their stock and Warrant ownership, and otherwise that is necessary to be included in the Registration Statement. Charleston Capital Corporation understands that it and persons associated with it will likely be considered to be underwriters by the SEC and the SEC will likely require this disclosure in the Registration Statement.

                                   ARTICLE VI
                                 INDEMNIFICATION

     6. In consideration of each Investor's execution and delivery of this Agreement and its acquisition of the Securities hereunder, and in addition to all of the Company's other obligations under this Agreement, the Company will indemnify and hold harmless each Investor and each other holder of the Securities and all of their stockholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (regardless of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by an Indemnitee as a result of, or arising out of, or relating to (a) any breach of any representation or warranty made by the Company herein or in any other certificate, instrument or document contemplated hereby or thereby,
(b) any breach of any covenant, agreement or obligation of the Company contained herein or in any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance, breach or enforcement of this Agreement by the Company. To the extent that the foregoing undertaking by the Company is unenforceable for any reason, the Company will make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

                                   ARTICLE VII
                                   DEFINITIONS

     7.1 "Closing" means the closing of the purchase and sale of the Securities under this Agreement.

     7.2     "Closing  Date"  has  the  meaning  set  forth  in  Section  1.3.

     7.3 "Common Stock" means the common stock, $0.0001 par value per share, of the Company.

     7.4     "Company"  means  NanoPierce  Technologies,  Inc

     7.5 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     7.6     "Indemnified  Liabilities" has the meaning set forth in Article VI.

     7.7     "Indemnitees"  has  the  meaning  set  forth  in  Article  VI.

     7.8 "Investors" means the investors whose names are set forth on the signature pages of this Agreement, and their permitted transferees.

     7.9 "Material Adverse Effect" means a material adverse effect on (a) the business, operations, assets or financial condition of the Company or (b) the ability of the Company to perform its obligations pursuant to the transactions contemplated by this Agreement or under any instruments to be entered into or filed in connection herewith.

     7.10     "Nasdaq"  means  the  Nasdaq  National  Market  System.

     7.11 "Rule 144" means Rule 144 promulgated under the Securities Act, or any successor rule.

     7.12     "SEC"  means the United States Securities and Exchange Commission.

     7.13     "SEC  Documents"  has  the  meaning  set  forth  in  Section  3.6.

     7.14 "Securities" means the Common Stock and Warrants sold pursuant to this Agreement.

     7.15 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute.

                                  ARTICLE VIII
                          GOVERNING LAW; MISCELLANEOUS

     8.1     Governing  Law;  Jurisdiction.  This  Agreement will be governed by
             -----------------------------
and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The parties hereto hereby submit to the exclusive jurisdiction of the United States federal and state courts located in the State of New York with respect to any dispute arising under this Agreement or the transactions contemplated hereby or thereby.

     8.2     Counterparts;  Signatures  by  Facsimile.  This  Agreement  may  be
             ----------------------------------------
executed in two or more counterparts, all of which are considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other parties. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

     8.3     Headings.  The  headings  of  this Agreement are for convenience of
             --------
reference only, are not part of this Agreement and do not affect its interpretation.

     8.4     Severability.  If  any  provision  of  this Agreement is invalid or
             ------------
unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

     8.5     Entire  Agreement;  Amendments.  This  Agreement  (including  all
             ------------------------------
schedules and exhibits hereto) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

     8.6     Notices.  Any  notices  required or permitted to be given under the
             -------
terms of this Agreement must be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) and will be effective five days after being placed in the mail, if mailed by regular U.S. mail, or upon receipt, if delivered personally, or by courier (including a recognized overnight delivery service), in each case addressed to a party. The addresses for such communications are:

     If to the Company:     Paul H. Metzinger, President and CEO
                            NanoPierce Technologies, Inc.
                            370 17th Street, Suite 3640
                            Denver, CO 80202
                            (P) 303-592-1010
                            (F) 303-592-1054

     If to an Investor: To the address set forth immediately below such Investor's name on the signature pages hereto.

     Each party will provide written notice to the other parties of any change in its address.

     8.7     Successors  and Assigns.  This Agreement is binding upon and inures
             -----------------------
to the benefit of the parties and their successors and assigns. The Company will not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors, and no Investor may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company. Notwithstanding the foregoing, an Investor may assign all or part of its rights and obligations hereunder to any of its "affiliates," as that term is defined under the Securities Act, without the consent of the Company so long as the affiliate is an accredited investor as defined in Section 2(a)(15) and Rule 215 of the Securities Act) and agrees in writing to be bound by this Agreement. This provision does not limit the Investor's right to transfer the Securities pursuant to the terms of this Agreement or to assign the Investor's rights hereunder to any such transferee pursuant to the terms of this Agreement.

     8.8     Third  Party  Beneficiaries.  This  Agreement  is  intended for the
             ---------------------------
benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     8.9     Further Assurances.  Each party will do and perform, or cause to be
             ------------------
done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     8.10     No  Strict  Construction.  The  language used in this Agreement is
              ------------------------
deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     8.11     Equitable  Relief.  The  Company  recognizes  that, if it fails to
              -----------------
perform or discharge any of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Investors. The Company therefore agrees that the Investors are entitled to seek temporary and permanent injunctive relief in any such case.

     IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                                    COMPANY:

                                    NANOPIERCE TECHNOLOGIES, INC.

                                    By:    /s/ Paul H. Metiznger
                                        ---------------------------------------
                                        Paul H. Metzinger its President and CEO

                            OMNIBUS SIGNATURE PAGE TO
                          NANOPIERCE TECHNOLOGIES, INC.
                          SECURITIES PURCHASE AGREEMENT

     The undersigned hereby executes and delivers the Securities Purchase Agreement to which this signature page is attached, which, together with all counterparts of the Agreement and signature pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                                       Sign Name:     __________________________


               Print Name (and title if applicable):  __________________________

                                       Date:          __________________________

                                       Address:       __________________________


                                                      __________________________


                                                      __________________________


                                       Telephone:     __________________________


                                       Facsimile:     __________________________


                                       Dollar Amount: __________________________


                                       Number of Units Purchased _______________

                                    EXHIBIT A


                           WIRE TRANSFER INSTRUCTIONS


Please remit payment to:

Wachovia Bank, National Association
Charlotte, NC
ABA#: 053 000 219
Credit A/C: 3572001905
FFC: NANOPIER TCH ESC
Attn: Corporate Trust - Bond Administration


     US  Mail/Overnight  Courier
     ---------------------------

     Corporate  Trust  Department

     One Penn Plaza, Suite 1414

     New York, New York 10019

                                    Exhibit B
                             INVESTOR QUESTIONNAIRE

1. The Investor represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Investor comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A ___      The  undersigned  is  an  individual  (not  a  partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

                              Explanation. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B ___      The  undersigned  is  an  individual  (not  a  partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C ___      The  undersigned  is  a director or executive officer of the
                    Company  which  is  issuing  and  selling  the  Securities.

Category D ___      The  undersigned  is a bank; a savings and loan association;
                    insurance company; registered investment company; registered business development company; licensed small business investment company ("SBIC"); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or (c) is a self directed plan with investment decisions made solely by persons that are accredited investors. (describe entity)

Category E ___      The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940. (describe entity)

Category F ___      The  undersigned  is  either  a  corporation,  partnership,
                    Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal
                    Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000.(describe entity)

Category G ___      The  undersigned  is  a trust with total assets in excess of
                    $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a "sophisticated investor" as defined in Regulation
                    506(b)(2)(ii)  under  the  Securities  Act.

Category H ___      The undersigned is an entity (other than a trust) all of the equity owners of which are "accredited investors" within one or more of the above categories. If relying upon this Category H alone, each equity owner must complete a separate copy of this Agreement. (describe entity)

Category I ___      The  undersigned  is  not within any of the categories above and  is  therefore  not  an  accredited  investor.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Closing Date in the event that the representations and warranties made by the undersigned in this Agreement shall cease to be true, accurate and complete.

     2.     SUITABILITY  (please answer each question)
            -----------

(a) For an individual Investor, please describe your current employment, including the company by which you are employed and its principal business:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
___________________________________________________

(b) For an individual Investor, please describe any college or graduate degrees held by you:
________________________________________________________________________________
________________________________________________________________________________
__________________________________________________________

(c) For all Investors, please state whether you have participated in other private placements before:


                        YES_______               NO_______

(d) If your answer to question (d) above was "YES", please indicate frequency of such prior participation in private placements of:
                                -------------------

                 Public             Private                Public or Private
                Companies           Companies           Biotechnology Companies
                ---------           ----------          -----------------------

Frequently      __________          _____________       ____________
Occasionally    __________          _____________       ____________
Never           __________          _____________       ____________

(e) For individual Investors, do you expect your current level of income to significantly decrease in the foreseeable future:

                        YES_______               NO_______


(f) For trust, corporate, partnership and other institutional Investors, do you expect your total assets to significantly decrease in the foreseeable future:

                        YES_______               NO_______

(g) For all Investors, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

                        YES_______               NO_______

(h) For all Investors, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

                        YES_______               NO_______

(i) For all Investors, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

                        YES_______               NO_______


     3.     MANNER IN WHICH TITLE IS TO BE HELD.  (circle one)
            -----------------------------------

                    (a)  Individual Ownership
                    (b)  Community Property
                    (c)  Joint Tenant with Right of
                         Survivorship (both parties
                         must sign)
                    (d)  Partnership*
                    (e)  Tenants in Common
                    (f)  Company*
                    (g)  Trust*
                    (h)  Other

     *If Securities are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

          4.     NASD  AFFILIATION.
                 -----------------

Are  you  affiliated  or associated with an NASD member firm (please check one):

Yes  _________          No  __________

If Yes, please describe:
_________________________________________________________
_________________________________________________________
_________________________________________________________

If Investor is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The  undersigned NASD member firm acknowledges receipt of the notice required by
Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

___________________________________
Name  of  NASD  Member  Firm

By:  ______________________________
     Authorized  Officer

Date:  ____________________________




     5. The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire and such answers have been provided under the assumption that the Company will rely on them.

                           Sign Name:  _______________________________

Print Name (and title if applicable):  _______________________________

                             Date:     _______________________________

                                   EXHIBIT C1


                            FORM OF WARRANT AGREEMENT

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE EXERCISED, SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


                          NANOPIERCE TECHNOLOGIES, INC.

                          COMMON STOCK PURCHASE WARRANT

          1.     Issuance;  Certain  Definitions.  In  consideration of good and
                 -------------------------------
valuable consideration, the receipt of which is hereby acknowledged by NANOPIERCE TECHNOLOGIES, INC., a Nevada corporation (the "Company"), or registered assigns (the "Holder") is hereby granted the right to purchase at any time until 5:00 P.M., New York City time, on January 20, 2009 (the "Expiration Date"), __________________ (_____) fully paid and nonassessable shares of the Company's Common Stock, $.0001 par value per share (the "Common Stock"), at an initial exercise price per share (the "Exercise Price") of $0.25 per share, subject to further adjustment as set forth herein.

          2.     Exercise  of Warrants.  This Warrant is exercisable in whole or
                 ---------------------
in part at any time and from time to time, prior to the earlier of the Expiration Date and the date fixed for redemption under Section 8(a), below. Such exercise shall be effectuated by submitting to the Company (either by delivery to the Company or by facsimile transmission as provided in Section 8 hereof) a completed and duly executed Notice of Exercise (substantially in the form attached to this Warrant) as provided in this paragraph. The date such Notice of Exercise is faxed or delivered to the Company shall be the "Exercise Date," provided that the Holder of this Warrant tenders this Warrant to the Company within five business days thereafter.

               (a) The Notice of Exercise shall be executed by the Holder of this Warrant and shall indicate the number of shares then being purchased pursuant to such exercise. Upon surrender of this Warrant, together with appropriate payment of the Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased.

               (b) The Holder must pay the Exercise Price per share of Common Stock for the shares then being exercised in cash or by certified or official bank check.

          3.     Reservation  of  Shares.  The Company hereby agrees that at all
                 -----------------------
times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant (the "Warrant Shares").

          4.     Mutilation  or Loss of Warrant.  Upon receipt by the Company of
                 ------------------------------
evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

          5.     Rights  of the Holder.  The Holder shall not, by virtue hereof,
                 ---------------------
be entitled to any rights of a stockholder in the Company, either at law or equity. The rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

          6.     Protection  Against  Dilution  and  Other  Adjustments.
                 ------------------------------------------------------

          6.1 The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 6; provided, that there shall be no adjustment in the number of Warrant Shares issuable upon exercise of this Warrant upon any adjustment of the Exercise Price pursuant to this Section 6. Upon each such adjustment of the Exercise Price pursuant to this Section 6, the Holder shall thereafter prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

          6.2     If the Company, at any time while this Warrant is outstanding,
(i) shall pay a stock dividend (except scheduled dividends paid on outstanding preferred stock as of the date hereof which contain a stated dividend rate) or otherwise make a distribution or distributions on shares of its Common Stock or on any other class of capital stock and not the Common Stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

          6.3 In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common

Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property equal to the amount of Warrant Shares such Holder would have been entitled to had such Holder exercised this Warrant immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 6.3 upon any exercise following any such reclassification, consolidation, merger, sale, transfer or share exchange.

          6.4 If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to holders of this Warrant) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 6.2, 6.3 and 6.5), then in each such case the Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Exercise Price determined as of the record date mentioned above, and of which the numerator shall be such Exercise Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Company's independent certified public accountants that regularly examines the financial statements of the Company (an "Appraiser").

          6.5 If, at any time while this Warrant is outstanding, the Company shall issue or cause to be issued rights or warrants to acquire or otherwise sell or distribute shares of Common Stock for a consideration per share less than the Exercise Price then in effect, except for (i) the granting of options or warrants to employees, officers, directors and the issuance of shares upon exercise of options granted, under any stock option plan heretofore or hereinafter duly adopted by the Company; (ii) shares issued upon exercise of any currently outstanding warrants or options and upon conversion of any currently outstanding convertible debenture or (iii) shares issued pursuant to the Investment Agreement then, forthwith upon such issue or sale, the Exercise Price shall be reduced to the price (calculated to the nearest cent) determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issuance, and (ii) the number of shares of Common Stock which the aggregate consideration received (or to be received, assuming exercise or conversion in full of such rights, warrants and convertible securities) for the issuance of such additional shares of Common Stock would purchase at the Exercise Price, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately after the issuance of such additional shares. Such adjustment shall be made successively whenever such an issuance is made.

          6.6 For the purposes of this Section 6, the following clauses shall also be applicable:

                    (i)  Record  Date.  In  case the Company shall take a record
                         ------------
of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in securities convertible or exchangeable into shares of Common Stock, or (B) to subscribe for or purchase Common Stock or securities convertible or exchangeable into shares of Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                    (ii)  Treasury Shares.  The number of shares of Common Stock
                          ---------------
outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

               (a) All calculations under this Section 6 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

               (b)     Whenever  the  Exercise  Price  is  adjusted  pursuant to
Section 6.4 above, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case the adjustment shall be equal to the average of the adjustments recommended by each of the Appraiser and such appraiser. The Holder shall promptly mail or cause to be mailed to the Company, a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such adjustment shall become effective immediately after the record date mentioned above.

               (c)     If:

(i) the Company shall declare a dividend (or any other distribution) on its Common Stock; or

(ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

(iii) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

(iv) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

                    (v) the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company,

then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the Warrant Register, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; provided, however, that the failure to mail such notice or any
                  --------  -------
defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

          7.     Exercise  and  Transfer  to  Comply  with  the  Securities Act;
                 ---------------------------------------------------------------
Registration  Rights.
--------------------

               7.1     Exercise  and  Transfer.  This  Warrant  has  not  been
                       ------------------------
registered under the Securities Act of 1933, as amended, (the "Act") and has been issued to the Holder for investment and not with a view to the distribution of either the Warrant or the Warrant Shares. This Warrant may not be exercised, and neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Act. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section 7.

               7.2     Registration  Rights.  Reference  is made to Article V of
                       ---------------------
the Securities Purchase Agreement between the Holder and the Company pursuant to which this Warrant was issued. The Company's obligations under said Article V and the other terms and conditions thereof are incorporated herein by reference.

          7.3 The Holder is limited in the amount of this Warrant it may exercise. In no event shall the Holder be entitled to exercise any amount of this Warrant in excess of that amount upon exercise of which the sum of (1) the number of shares of Common Stock beneficially owned (as such term is defined under Section 13(d) and Rule 13d-3 of the Securities Exchange Act of 1934 (the 1934 Act")) by the Holder, and (2) the number of Warrant Shares issuable upon the exercise of any Warrants then owned by Holder, would result in beneficial ownership, at any one point in time, by the Holder of more than 9.99% of the outstanding shares of Common Stock of the Company, as determined in accordance with Rule13d-1(j). Furthermore, the Company shall not process any exercise that would result in beneficial ownership by the Holder of more than 9.99% of the outstanding shares of Common Stock of the Company. Nothing stated herein shall restrict the Investor from beneficially owning in the aggregate more than 9.99% of the outstanding shares of Common Stock of the Company, as long as the 9.99% is not owned by such Investor at any one point in time.

          8.     Intentionally  deleted.
                 -----------------------

          9.     Notices.  Any  notice  or  other  communication  required  or
                 -------
permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage pre-paid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission, or, if mailed, two days after the date of deposit in the United States mails, as follows:

                    (i)  if to the Company, to:

                              Paul H. Metzinger, President and CEO
                              NanoPierce Technologies, Inc.
                              370 17th Street, Suite 3640
                              Denver, CO 80202
                              (p) 303-592-1010
                              (f) 303-592-1054

                    (ii) if to the Holder, to the address set below the Holder's acceptance on page 4, below.

Any party may be notice given in accordance with this Section 8 if any of the parties designates another address or person for receipt of notices hereunder.

          10.     Supplements and Amendments; Whole Agreement.  This Warrant may
                  -------------------------------------------
be amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant contains the full understanding of the parties hereto with respect to the subject matter hereof and thereof and there are no representations, warranties, agreements or understandings other than expressly contained herein and therein.

          11.     Governing  Law.  This Warrant shall be deemed to be a contract
                  --------------
made under the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York, or the state courts of the State of New York sitting in the City of New York, in connection with any dispute arising under this Warrant.
Each of the parties hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

          12.     Jury Trial Waiver.   The Company and the Holder hereby waive a
                  -----------------
trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other in respect of any matter arising out or in connection with this Warrant.

          12.     Counterparts.  This  Warrant  may be executed in any number of
                  ------------
counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

          13.     Descriptive  Headings.  Descriptive  headings  of  the several
                  ---------------------
Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the ___ day of January, 2004.


                                 NANOPIERCE TECHNOLOGIES, INC.

                                 By: ________________________________________
                                     Paul H. Metzinger President and CEO

                          NOTICE OF EXERCISE OF WARRANT

     The undersigned hereby irrevocably elects to exercise the right, represented by the Warrant dated as of,, to purchase shares of the Common Stock, no par value, of NANOPIERCE TECHNOLOGIES, INC. and tenders herewith payment in accordance with Section 1 of said Common Stock Purchase Warrant.

_     CASH:$ ____________________  =  (Exercise Price x Exercise Shares)

          Payment is being made by:
               _   enclosed  check
               _   wire  transfer
               _   other

     I understand that I may only exercise this Warrant if there is a registration statement relating to the exercise of this Warrant that is effective under federal and applicable state law, or alternatively if there is an exemption from registration available under federal and applicable state (which exemption must be established to the satisfaction of NanoPierce Technologies, Inc.). In each case, I understand that NanoPierce Technologies, Inc. may require that I provide it information regarding my financial status, state of residence, and other information necessary to determine whether the exercise is subject to an effective registration statement or to determine whether an applicable exemption is available.

            Please deliver the stock certificate to:




Dated:


[Name  of  Holder]

By:

                                   EXHIBIT C2


                            FORM OF WARRANT AGREEMENT

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE EXERCISED, SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


                          NANOPIERCE TECHNOLOGIES, INC.

                          COMMON STOCK PURCHASE WARRANT

          1.     Issuance;  Certain  Definitions.  In  consideration of good and
                 -------------------------------
valuable consideration, the receipt of which is hereby acknowledged by NANOPIERCE TECHNOLOGIES, INC., a Nevada corporation (the "Company"), or registered assigns (the "Holder") is hereby granted the right to purchase at any time until 5:00 P.M., New York City time, on January 20, 2009 (the "Expiration Date"), __________________ (_____) fully paid and nonassessable shares of the Company's Common Stock, $.0001 par value per share (the "Common Stock"), at an initial exercise price per share (the "Exercise Price") of $0.10 per share, subject to further adjustment as set forth herein.

          2.     Exercise  of Warrants.  This Warrant is exercisable in whole or
                 ---------------------
in part at any time and from time to time, prior to the earlier of the Expiration Date and the date fixed for redemption under Section 8(a), below. Such exercise shall be effectuated by submitting to the Company (either by delivery to the Company or by facsimile transmission as provided in Section 8 hereof) a completed and duly executed Notice of Exercise (substantially in the form attached to this Warrant) as provided in this paragraph. The date such Notice of Exercise is faxed or delivered to the Company shall be the "Exercise Date," provided that the Holder of this Warrant tenders this Warrant to the Company within five business days thereafter.

               (a) The Notice of Exercise shall be executed by the Holder of this Warrant and shall indicate the number of shares then being purchased pursuant to such exercise. Upon surrender of this Warrant, together with appropriate payment of the Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased.

               (b) The Holder must pay the Exercise Price per share of Common Stock for the shares then being exercised in cash or by certified or official bank check.

          3.     Reservation  of  Shares.  The Company hereby agrees that at all
                 -----------------------
times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant (the "Warrant Shares").

          4.     Mutilation  or Loss of Warrant.  Upon receipt by the Company of
                 ------------------------------
evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

          5.     Rights  of the Holder.  The Holder shall not, by virtue hereof,
                 ---------------------
be entitled to any rights of a stockholder in the Company, either at law or equity. The rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

          6.     Protection  Against  Dilution  and  Other  Adjustments.
                 ------------------------------------------------------

          6.1 The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 6; provided, that there shall be no adjustment in the number of Warrant Shares issuable upon exercise of this Warrant upon any adjustment of the Exercise Price pursuant to this Section 6. Upon each such adjustment of the Exercise Price pursuant to this Section 6, the Holder shall thereafter prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

          6.2     If the Company, at any time while this Warrant is outstanding,
(i) shall pay a stock dividend (except scheduled dividends paid on outstanding preferred stock as of the date hereof which contain a stated dividend rate) or otherwise make a distribution or distributions on shares of its Common Stock or on any other class of capital stock and not the Common Stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

          6.3 In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common

Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property equal to the amount of Warrant Shares such Holder would have been entitled to had such Holder exercised this Warrant immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 6.3 upon any exercise following any such reclassification, consolidation, merger, sale, transfer or share exchange.

          6.4 If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to holders of this Warrant) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 6.2, 6.3 and 6.5), then in each such case the Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Exercise Price determined as of the record date mentioned above, and of which the numerator shall be such Exercise Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Company's independent certified public accountants that regularly examines the financial statements of the Company (an "Appraiser").

          6.5 If, at any time while this Warrant is outstanding, the Company shall issue or cause to be issued rights or warrants to acquire or otherwise sell or distribute shares of Common Stock for a consideration per share less than the Exercise Price then in effect, except for (i) the granting of options or warrants to employees, officers, directors and the issuance of shares upon exercise of options granted, under any stock option plan heretofore or hereinafter duly adopted by the Company; (ii) shares issued upon exercise of any currently outstanding warrants or options and upon conversion of any currently outstanding convertible debenture or (iii) shares issued pursuant to the Investment Agreement then, forthwith upon such issue or sale, the Exercise Price shall be reduced to the price (calculated to the nearest cent) determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issuance, and (ii) the number of shares of Common Stock which the aggregate consideration received (or to be received, assuming exercise or conversion in full of such rights, warrants and convertible securities) for the issuance of such additional shares of Common Stock would purchase at the Exercise Price, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately after the issuance of such additional shares. Such adjustment shall be made successively whenever such an issuance is made.

          6.6 For the purposes of this Section 6, the following clauses shall also be applicable:

                    (i)  Record  Date.  In  case the Company shall take a record
                         ------------
of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in securities convertible or exchangeable into shares of Common Stock, or (B) to subscribe for or purchase Common Stock or securities convertible or exchangeable into shares of Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                    (ii)  Treasury Shares.  The number of shares of Common Stock
                          ---------------
outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

               (d) All calculations under this Section 6 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

               (e)     Whenever  the  Exercise  Price  is  adjusted  pursuant to
Section 6.4 above, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case the adjustment shall be equal to the average of the adjustments recommended by each of the Appraiser and such appraiser. The Holder shall promptly mail or cause to be mailed to the Company, a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such adjustment shall become effective immediately after the record date mentioned above.

               (f)  If:

(i) the Company shall declare a dividend (or any other distribution) on its Common Stock; or

(ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

(iii) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

(iv) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

                    (v) the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company,

then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the Warrant Register, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; provided, however, that the failure to mail such notice or any
                  --------  -------
defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

          7.     Exercise  and  Transfer  to  Comply  with  the  Securities Act;
                 ---------------------------------------------------------------
Registration  Rights.
--------------------

               7.1     Exercise  and  Transfer.  This  Warrant  has  not  been
                       ------------------------
registered under the Securities Act of 1933, as amended, (the "Act") and has been issued to the Holder for investment and not with a view to the distribution of either the Warrant or the Warrant Shares. This Warrant may not be exercised, and neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Act. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section 7.

               7.2     Registration  Rights.  Reference  is made to Article V of
                       ---------------------
the Securities Purchase Agreement between the Holder and the Company pursuant to which this Warrant was issued. The Company's obligations under said Article V and the other terms and conditions thereof are incorporated herein by reference.

          7.3 The Holder is limited in the amount of this Warrant it may exercise. In no event shall the Holder be entitled to exercise any amount of this Warrant in excess of that amount upon exercise of which the sum of (1) the number of shares of Common Stock beneficially owned (as such term is defined under Section 13(d) and Rule 13d-3 of the Securities Exchange Act of 1934 (the 1934 Act")) by the Holder, and (2) the number of Warrant Shares issuable upon the exercise of any Warrants then owned by Holder, would result in beneficial ownership, at any one point in time, by the Holder of more than 9.99% of the outstanding shares of Common Stock of the Company, as determined in accordance with Rule13d-1(j). Furthermore, the Company shall not process any exercise that would result in beneficial ownership by the Holder of more than 9.99% of the outstanding shares of Common Stock of the Company. Nothing stated herein shall restrict the Investor from beneficially owning in the aggregate more than 9.99% of the outstanding shares of Common Stock of the Company, as long as the 9.99% is not owned by such Investor at any one point in time.

          8.     Intentionally  deleted.
                 -----------------------

          9.     Notices.  Any  notice  or  other  communication  required  or
                 -------
permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage pre-paid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission, or, if mailed, two days after the date of deposit in the United States mails, as follows:

               (i)  if to the Company, to:

                         Paul H. Metzinger, President and CEO
                         NanoPierce Technologies, Inc.
                         370 17th Street, Suite 3640
                         Denver, CO 80202
                         (p) 303-592-1010
                         (f) 303-592-1054

               (ii) if to  the  Holder,  to  the  address set below the Holder's acceptance on page 4, below.

Any party may be notice given in accordance with this Section 8 if any of the parties designates another address or person for receipt of notices hereunder.

          10.     Supplements and Amendments; Whole Agreement.  This Warrant may
                  -------------------------------------------
be amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant contains the full understanding of the parties hereto with respect to the subject matter hereof and thereof and there are no representations, warranties, agreements or understandings other than expressly contained herein and therein.

          11.     Governing  Law.  This Warrant shall be deemed to be a contract
                  --------------
made under the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York, or the state courts of the State of New York sitting in the City of New York, in connection with any dispute arising under this Warrant.
Each of the parties hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

          12.     Jury Trial Waiver.   The Company and the Holder hereby waive a
                  -----------------
trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other in respect of any matter arising out or in connection with this Warrant.

          12.     Counterparts.  This  Warrant  may be executed in any number of
                  ------------
counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

          13.     Descriptive  Headings.  Descriptive  headings  of  the several
                  ---------------------
Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the ___ day of January, 2004.


                                 NANOPIERCE TECHNOLOGIES, INC.

                                 By: _________________________________________
                                     Paul H. Metzinger President and CEO

                          NOTICE OF EXERCISE OF WARRANT

     The undersigned hereby irrevocably elects to exercise the right, represented by the Warrant dated as of_____________,______, to purchase shares of the Common Stock, no par value, of NANOPIERCE TECHNOLOGIES, INC. and tenders herewith payment in accordance with Section 1 of said Common Stock Purchase Warrant.

_     CASH:$ ____________________  =  (Exercise Price x Exercise Shares)

          Payment is being made by:
               _  enclosed check
               _  wire transfer
               _  other

     I understand that I may only exercise this Warrant if there is a registration statement relating to the exercise of this Warrant that is effective under federal and applicable state law, or alternatively if there is an exemption from registration available under federal and applicable state (which exemption must be established to the satisfaction of NanoPierce Technologies, Inc.). In each case, I understand that NanoPierce Technologies, Inc. may require that I provide it information regarding my financial status, state of residence, and other information necessary to determine whether the exercise is subject to an effective registration statement or to determine whether an applicable exemption is available.

     Please deliver the stock certificate to:




Dated:


[Name  of  Holder]

By:

                             SCHEDULE OF EXCEPTIONS


Schedule 3.3          None

Schedule 3.7          None

Schedule 3.8          None